                                                      OPTIONEE:_________________
                                                             GRANT______________

                                PROGENITOR, INC.
                             1992 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


          OPTION AGREEMENT, dated as of ___________________, by and between Progenitor, Inc., a Delaware corporation (the "Company"), and __________________ (the "Optionee").

          The Company has adopted the 1992 Stock Option Plan (the "Plan"), a copy of which is attached hereto, and desires to grant to the Optionee the options provided for herein, all subject to the terms and conditions of the Plan. Capitalized terms used herein and not defined have the same meanings as set forth in the Plan.
          IT IS AGREED as follows:

          1. GRANT OF OPTION. The Company hereby grants to the Optionee on the date hereof the right and option to purchase an aggregate of _______ of its shares of Common Stock (as defined in the Plan) at an option price per share of $_____ (being the Fair Market Value of a share of Common Stock on the date of grant), as an Incentive Stock Option (subject to adjustment pursuant to
Section 10 of the Plan).

          2. OPTION PERIOD. The option granted hereby shall expire on ____________ subject to earlier termination as provided in the Plan.

          3.   EXERCISE OF OPTION.

               A. The option granted hereby shall become exercisable in installments commencing ________________, on a cumulative basis, as follows:


                                                        Cumulative
                                                 Number of Options Which
              Date                                    are Exercisable
              ----                               ------------------------

_________________________________            _________________________________

_________________________________            _________________________________

_________________________________            _________________________________

_________________________________            _________________________________


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               B.   The Optionee may exercise the option (to the extent then
exercisable) by delivering to the Company a written notice duly signed by the Optionee in the form attached hereto as Exhibit A stating the number of Shares that the Optionee has elected to purchase, and accompanied by payment of an amount equal to the full purchase price for the Shares to be purchased. The notice must also contain a statement (if required and in a form acceptable to the Company) that the Optionee is acquiring the Shares for investment and not with a view toward their distribution or resale. Following receipt by the Company of such notice and payment, the company shall (subject to Section 11 of the Plan) issue, as soon as practicable, the Shares in the name of the Optionee and deliver the certificate therefor to the Optionee. No Shares shall be issued until full payment therefor has been made and until the Company has complied with all requirements of the Securities Act of 1933, the Securities Exchange
Act of 1934, any securities exchange on which the Company's stock may then be listed and all applicable state laws in connection with the issuance of the Shares on the listing of the Shares on said securities exchange. The Optionee shall have none of the rights of a shareholder in respect of such Shares until they are issued.

          4. EMPLOYMENT. Nothing contained in this Option Agreement shall confer upon the Optionee any right to be employed by the Company nor prevent the Company from terminating its current relationship with the Optionee at any time, with or without cause. If the Optionee's employment with the Company is terminated for any reason, the Option shall be exercisable only as to those shares immediately purchasable by the Optionee at the date of termination, subject to Section 2 hereof, thereafter as provided in the Plan. The option shall expire 90 days after the date of termination.

          5. DEATH. If the Optionee dies while employed by the Company, that portion of this option which was exercisable by the Optionee at the time of death shall be exercisable by his legal representatives or beneficiaries at any time within twelve (12) months after the Optionee's death.

          6. NON-TRANSFERABILITY OF OPTION. This Option shall not be transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him.

          7. TAX STATUS. The Company makes no representation or warranty whatsoever to the Optionee as to the tax consequences of the grant or exercise of the Option or of the disposition of Shares acquired thereunder.

          8. INCORPORATION OF PLAN. The option granted hereby is subject to, and governed by, all the terms and conditions of the Plan, which are hereby incorporated by reference. This Agreement, including the Plan incorporated by reference herein, is the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings. In the case of any conflict between the terms of this agreement and the Plan, the provisions of the Plan shall control.


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

          9. NOTICES. Any notice to be given by the Optionee hereunder shall be sent to the Company at its principal executive offices, and any notice from the Company to the Optionee shall be sent to the Optionee at his address set forth below; all such notices shall be in writing and shall be delivered in person or by registered or certified mail. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

          10. GOVERNING LAW. This Option Agreement shall be Governed by the laws of the State of Delaware.

          11. NOTICE OF EARLY DISPOSITION--INCENTIVE STOCK OPTIONS. The Optionee hereby agrees to notify the Company of any early disposition of Shares as stated in Section 15(b)(i) of the Plan.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   PROGENITOR, INC.


                                   By:

                                   -----------------------------------

                                   OPTIONEE


                                   -----------------------------------
                                   Signature

                                   Address:


                                   -----------------------------------

                                   -----------------------------------


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                                                                       EXHIBIT A


                                PROGENITOR, INC.

                              STOCK OPTION EXERCISE

                         (To be signed and delivered to
                                Progenitor, Inc.
                          upon exercise of the Option)


     The undersigned, the holder of a Stock Option, dated __________________ hereby irrevocable elects to exercise the purchase rights represented by such Option, and to purchase thereunder __________ shares of Class A Common Stock, par value $.001 of Progenitor, Inc. ("Shares"), and herewith makes payment of $________ ($_____ per share) therefor, plus withholding tax, if any, required in connection with the exercise of any Nonstatutory Option, and requests that the Certificates for the Shares be issued in the name of, and delivered to _________________________________ whose address is _________________________
_________________________________________________________________________.

     The undersigned hereby represents that the shares to be purchased upon the exercise of this Option are being purchased for investment only, and not with a view towards the sale, transfer, or distribution thereof.

     The undersigned hereby agrees to notify Progenitor, Inc. of any early disposition of the Shares and agrees to pay any additional withholding tax due in connection therewith, all in accordance with Section 15(b) of the Plan.


                                   -----------------------------------
                                   Signature


                                   -----------------------------------
                                   Date


                                   -----------------------------------
                                   Social Security Number



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